Exhibit 99.24

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-M

KEY PERFORMANCE FACTORS
October 31, 2000



        Expected B Maturity                                         10/15/02


        Blended Coupon                                              6.9360%


        Excess Protection Level
          3 Month Average   5.81%
          October, 2000   6.14%
          September, 2000   5.76%
          August, 2000   5.53%


        Cash Yield                                  19.62%


        Investor Charge Offs                         4.51%


        Base Rate                                    8.97%


        Over 30 Day Delinquency                      5.23%


        Seller's Interest                           10.66%


        Total Payment Rate                          14.07%


        Total Principal Balance                     $56,359,968,018.99


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $6,009,277,457.50